UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2007

ReAble Therapeutics Finance LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Metric Blvd, Austin, Texas		78758
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 832-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 16, 2007, the registrant issued a press release in the form filed on Exhibit 99.1 attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. / Description

99.1 / Press Release, dated August 16, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReAble Therapeutics Finance LLC

August 16, 2007	By:	/s/ Harry L. Zimmerman

Name: Harry L. Zimmerman
Title: Executive Vice President - General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 16, 2007